UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) March 2, 2005 (March 1, 2005)
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                                     TODCO
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             (Exact name of registrant as specified in its charter)

Delaware                            1-31983                     76-0544217
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas        77042-3615
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (713) 278-6000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 204.13e-4(c))


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ITEM 8.01. Other Events
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On March 1, 2005 the Company entered into an agreement to sell THE 192, a jackup rig that was taken out of drilling service in May 2003 to a third party for cash. The Company expects this sale to close in early April 2005, subject to satisfactory inspections and other customary closing conditions. We expect the sale will result in a gain of approximately $3.9 million.

Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to statements regarding expected closing dates and estimated gains. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include the risk that the rig will not pass inspection or that other closing conditions will not be met, and other matters, which may be beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TODCO


                                           By:      /s/  Randall A. Stafford
                                                    ----------------------------
                                                    Randall A. Stafford
                                                    Vice President &
                                                    General Counsel




Dated:   March 2, 2005